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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 27, 2007

Commerce Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Missouri	0-2989	43-0889454

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Walnut,
Kansas City, MO		64106

(Address of principal executive offices)		(Zip Code)
(816) 234-2000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On July 27, 2007, the Board of Directors of Commerce Bancshares, Inc. adopted an amendment to Article VII, Sections 1 and 2, of the Company’s By-laws in order to meet the mandated requirements of NASDAQ to permit the issuance of uncertificated shares. The amendment became effective on the date of its adoption. A copy of the By-laws, as amended, is attached as Exhibit 3(ii) to this Form 8-K.
Item 9.01 Financial Statements and Exhibits
     (c) Exhibits
          3(ii) By-laws of Commerce Bancshares, Inc. amended as of July 27, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE BANCSHARES, INC.
By:	/s/ Jeffery D. Aberdeen
Jeffery D. Aberdeen
Controller (Chief Accounting Officer)

Date: August 10, 2007
INDEX TO EXHIBITS

Exhibit
Number	Description
3(ii)	By-laws of Commerce Bancshares, Inc. amended as of July 27, 2007